Exhibit 4.3
     This FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of November 15, 2006, is among Plains All American Pipeline, L.P., a Delaware limited partnership (“Plains”), Pacific Energy Finance Corporation, a Delaware corporation (“Finance Corp”), each of the parties identified under the caption “Guarantors” on the signature pages hereto (the “Guarantors”) and Wells Fargo Bank, National Association, a national association banking corporation, as Trustee.
RECITALS
     WHEREAS, Pacific Energy Partners, L.P., a Delaware limited partnership (the “Company”), Finance Corp (together with the Company, the “Issuers”), the initial Guarantors and the Trustee entered into an Indenture, dated as of September 23, 2005 (the “Indenture”), pursuant to which the Issuers have issued $175 million in aggregate principal amount of 6 1/4% Senior Notes due 2015 (the “Notes”);
     WHEREAS, the Company has merged with and into Plains on November 15, 2006, and Plains is the survivor of such merger;
     WHEREAS, Section 9.01(c) of the Indenture provides that the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture in order to comply with Section 5.01 thereof, without the consent of the Holders of the Notes;
     WHEREAS, Section 9.01(g) of the Indenture provides that the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture in order to comply with Section 4.13 thereof, without the consent of the Holders of the Notes;
     WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of Plains, Finance Corp, the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on Plains, Finance Corp, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;
     NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, Plains, Finance Corp, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:
ARTICLE I
     Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.
     Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of Plains, Finance Corp, the Guarantors and the Trustee.

ARTICLE II
     Section 2.01. From this date, in accordance with Section 5.01 and by executing this Supplemental Indenture, Plains unconditionally assumes all of the obligations of the Company under the Indenture and under the Notes.
     Section 2.02. From this date, in accordance with Section 4.13 and by executing this Supplemental Indenture, the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereunder.
ARTICLE III
     Section 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.
     Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.
     Section 3.03. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     Section 3.04. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.
[NEXT PAGE IS SIGNATURE PAGE]

2

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	Plains AAP, L.P., its General Partner

	By:	Plains All American GP LLC, its General Partner

	By:	/s/ Al Swanson

Al Swanson
Vice President - Finance and Treasurer

PACIFIC ENERGY FINANCE CORPORATION
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

GUARANTORS: PACIFIC ATLANTIC TERMINALS LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

PACIFIC ENERGY GROUP LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

[Signature Page to First Supplemental Indenture]

PEG CANADA GP LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

PEG CANADA, L.P.

By:	PEG Canada GP LLC, its general partner

	By:	/s/ Al Swanson

	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

RANCH PIPELINE LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

PACIFIC MARKETING AND TRANSPORTATION LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

[Signature Page to First Supplemental Indenture]

PACIFIC L.A. MARINE TERMINAL LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

RANGELAND PIPELINE COMPANY
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

AURORA PIPELINE COMPANY LTD.
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

RANGELAND PIPELINE PARTNERSHIP

By:	Rangeland Pipeline Company, its managing partner

	By:	/s/ Al Swanson

Name: Al Swanson
Title: Vice President - Finance and Treasurer
[Signature Page to First Supplemental Indenture]

RANGELAND NORTHERN PIPELINE COMPANY
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

RANGELAND MARKETING COMPANY
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance and Treasurer

PLAINS MARKETING, L.P.

By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PLAINS PIPELINE, L.P.

By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer
[Signature Page to First Supplemental Indenture]

PLAINS MARKETING GP INC.
By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS MARKETING CANADA LLC

By:	Plains Marketing, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PLAINS MARKETING CANADA, L.P.

By:	PMC (Nova Scotia) Company, its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PMC (NOVA SCOTIA) COMPANY
By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

[Signature Page to First Supplemental Indenture]

BASIN HOLDINGS GP LLC

By:	Plains Pipeline, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

BASIN PIPELINE HOLDINGS, L.P.

By:	Basin Holdings GP LLC, its general partner

	By:	Plains Pipeline, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

RANCHO HOLDINGS GP LLC

By:	Plains Pipeline, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer
[Signature Page to First Supplemental Indenture]

RANCHO PIPELINE HOLDINGS, L.P.

By:	Rancho Holdings GP LLC, its general partner

	By:	Plains Pipeline, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PLAINS LPG SERVICES GP LLC

By:	Plains Marketing, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PLAINS LPG SERVICES, L.P.

By:	Plains LPG Services GP LLC, its general partner

	By:	Plains Marketing, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer
[Signature Page to First Supplemental Indenture]

LONE STAR TRUCKING, LLC

By:	Plains LPG Services, L.P., its sole member

	By:	Plains LPG Services GP LLC, its general partner

	By:	Plains Marketing, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PLAINS MARKETING INTERNATIONAL GP LLC

By:	Plains Marketing, L.P., its sole member

	By:	Plains Marketing GP Inc., its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer
[Signature Page to First Supplemental Indenture]

PLAINS MARKETING INTERNATIONAL, L.P.

By:	Plains Marketing International GP LLC, its general partner

	By:	Plains Marketing, L.P.,
its sole member

	By:	Plains Marketing GP Inc.,
its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PLAINS LPG MARKETING, L.P.

By:	Plains LPG Services GP LLC, its general partner

	By:	Plains Marketing, L.P.,
its sole member

	By:	Plains Marketing GP Inc.,
its general partner

	By:	/s/ Al Swanson

Al Swanson
Vice President and Treasurer

PAA FINANCE CORP.
By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

[Signature Page to First Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Maddy Hall
Name: Maddy Hall
Title: Assistant Vice President

[Signature Page to First Supplemental Indenture]